SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
[ X ]  Definitive Information Statement

        USAllianz Variable Insurance Products Trust
        ------------------------------------------
       (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
[ X  ]  No fee required
[    ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             5701 GOLDEN HILLS DRIVE
                              MINNEAPOLIS, MN 55416

                           USAZ LEGG MASON VALUE FUND
          (FORMERLY KNOWN AS THE USAZ PIMCO PEA GROWTH AND INCOME FUND)

                              INFORMATION STATEMENT

This information statement is being provided on behalf of the Board of Trustees (the "Board") of the USAllianz Variable Insurance Products Trust (the "Trust") by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively "Allianz") to owners of certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Allianz.

On June 29, 2004, the Board, meeting in person, voted to replace PEA Capital LLC ("PEA"), the investment subadviser for the USAZ PIMCO PEA Growth and Income Fund, with Legg Mason Funds Management, Inc. ("LMFM"), effective July 27, 2004. The Board approved a portfolio management agreement between the Trust and LMFM without shareholder approval pursuant to an exemptive order issued to the Trust and the Trust's investment manager, USAllianz Advisers, LLC ("USAllianz Advisers") by the U.S. Securities and Exchange Commission (the "SEC") on September 17, 2002 (the "Exemptive Order"). The Exemptive Order permits USAllianz Advisers, subject to oversight by the Board, to hire new subadvisers and to make certain changes to existing subadvisory agreements, without obtaining shareholder approval.

In connection with replacing PEA with LMFM, the Board also approved changing the name of the USAZ PIMCO PEA Growth and Income Fund to the USAZ Legg Mason Value Fund (the "Fund").

Pursuant to the terms of the Exemptive Order, this information statement is being provided to owners of Variable Contracts. This information statement describes the circumstances surrounding the Board's approval of the change in subadvisers and provides you with an overview of the terms of the agreement with LMFM. CONTRACT OWNERS DO NOT NEED TO TAKE ANY ACTION; THIS STATEMENT IS PROVIDED FOR INFORMATION ONLY. The approximate mailing date of this information statement is October 22, 2004.



         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY.

                               GENERAL INFORMATION


USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

The Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 24 separate investment portfolios, each of which is, in effect, a separate mutual fund.

The Trust currently offers each series of its shares to one or more separate accounts of Allianz as funding vehicles for certain Variable Contracts issued by Allianz through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the Variable Contracts issued through it.

USALLIANZ ADVISERS, LLC

Pursuant to an investment management agreement originally approved by the Board on April 11, 2001, USAllianz Advisers serves as the Trust's investment manager. USAllianz Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). USAllianz Advisers is a wholly owned subsidiary of Allianz Life Insurance Company of North America. Its principal business address is 5701 Golden Hills Drive, Minneapolis, MN 55416.

USAllianz Advisers is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund according to its investment objective and strategies. USAllianz Advisers has engaged at least one subadviser for each fund to act as that fund's investment subadviser to provide day-to-day portfolio management.

The Board approved an amendment to the investment management agreement to add the USAZ PIMCO PEA Growth and Income Fund as a series of the Trust on November 5, 2001. The Board approved the appointment of LMFM as the new subadviser of this series of the Trust, and a change of name of the series to USAZ Legg Mason Value Fund, on June 29, 2004. To date, the Investment Management Agreement between the Trust and USAllianz Advisers has not been required to be submitted for approval by shareholders.

Section 15(a) of the 1940 Act generally requires that a majority of the Fund's outstanding voting securities approve any subadvisory agreement for the Fund. However, the Exemptive Order permits USAllianz Advisers to use a "manager of managers" approach to selecting and supervising subadvisers to manage the investments of the Fund and, on behalf of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval.

Using the "manager of managers" approach, USAllianz Advisers selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and abilities in managing assets pursuant to a particular investment style. Although USAllianz Advisers does not anticipate frequent changes in subadvisers, pursuant to the Exemptive Order, USAllianz Advisers may replace a fund's subadviser, or add another subadviser for a fund, without imposing the costs and delays of obtaining shareholder approval.

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's administrator, transfer agent and fund accountant. Administrative services provided by BISYS include providing office space, equipment and clerical personnel to the Trust and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS also serves as the principal distributor of the Trust.

                              INVESTMENT SUBADVISER

REPLACEMENT OF PEA CAPITAL LLC WITH LEGG MASON FUNDS MANAGEMENT, INC.

On June 29, 2004, USAllianz Advisers recommended to the Board that PEA be replaced by LMFM, and on that same day, the Board voted to replace PEA with LMFM effective July 27, 2004.

In connection with replacing PEA with LMFM as the investment subadviser for the USAZ PIMCO PEA Growth and Income Fund, the Board also approved changing the name of the Fund to the USAZ Legg Mason Value Fund.

LEGG MASON FUNDS MANAGEMENT, INC.

LMFM is a registered investment adviser under the Advisers Act. Its principal place of business is 100 Light Street, Baltimore, MD 21202. As of March 31, 2004, LMFM had aggregate assets under management of approximately $27 billion. LMFM is the successor to Legg Mason Fund Adviser, Inc. ("LMFA"). LMFM was registered with the SEC as an adviser on 7/24/2000 and LMFA was registered with the SEC as an adviser on 3/17/1982.

LMFM is a wholly owned subsidiary of its parent company, Legg Mason, Inc. which is located at 100 Light Street, Baltimore, MD 21202.

The name and principal occupation of the principal executive officers and directors of LMFM are set forth in the following table. The address of each such individual is that of LMFM.

---------------------------------- ---------------------------------------------
              NAME                        PRINCIPAL OCCUPATION
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Robert Hagstrom                    Senior Vice President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Raymond A. Mason                   Chairman and Director
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
William H. Miller                  President, CEO and Director
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
David E. Nelson                    Senior Vice President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Timothy C. Scheve                  Director
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Mary Christine Gay                 Senior Vice President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Jennifer Murphy Williams           Senior Vice President, COO, CFO and Director
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Mark R. Fetting                    Director
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Nancy Dennin                       Senior Vice President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Ira H. Malis                       Senior Vice President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Michael J. Mauboussin              Senior Vice President
---------------------------------- ---------------------------------------------
AS OF 6/30/04

No person who is an officer or trustee of the Fund is an officer or director of LMFM.

Ms. Mary Chris Gay is the portfolio manager for the day-to-day management of the Fund. Ms. Gay has managed or co-managed other equity funds advised by the subadviser since 1998 and has also served on the subadviser's investment team since 1989. The subadviser's investment team is led by Bill Miller, its Chief Investment Officer. Mr. Miller is the creator of the subadviser's investment process and manager of the model portfolio used by Ms. Gay. Mr. Miller has served as a portfolio manager with the subadviser since 1982. Ms. Gay implements in the Fund the investment decisions and strategies implemented by Mr. Miller in the model portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

LMFM currently serves as investment adviser for the following funds that have an investment objective similar to that of the Fund:

------------------------------- --------------------------------- -------------------- ----------------------
                                                                   FEES WAIVED UNDER
             FUND                 RATE OF LMFM'S COMPENSATION     ADVISORY AGREEMENT?    ASSETS OF FUND AT
                                                                                           JUNE 30, 2004
------------------------------- --------------------------------- -------------------- ----------------------
------------------------------- --------------------------------- -------------------- ----------------------
ING Investors Trust             0.70% on first $50mm                     None          $254 million
                                0.45% on next $50mm
                                0.40% on next $50mm
                                0.35% on next $50mm
                                0.30% over $200mm
------------------------------- --------------------------------- -------------------- ----------------------
------------------------------- --------------------------------- -------------------- ----------------------
Manufacturers Investment Trust  .40% on first $350mm                     None          $294 million
                                .30% over $350mm
------------------------------- --------------------------------- -------------------- ----------------------
------------------------------- --------------------------------- -------------------- ----------------------
Ohio National                   .45% on first $500mm                     None          $450 million
                                .40% over $500mm
------------------------------- --------------------------------- -------------------- ----------------------
------------------------------- --------------------------------- -------------------- ----------------------
Legg Mason Value Trust          1.00% on first $100 mm                   None          $15 billion
                                0.75% on next $900 mm
                                0.65% over $1 billion
------------------------------- --------------------------------- -------------------- ----------------------

PLEASE NOTE: THE LEGG MASON VALUE TRUST DIFFERS FROM THE OTHER FUNDS LISTED IN THE ABOVE TABLE BECAUSE LMFM SERVES AS AN ADVISOR RATHER THAN SUBADVISER TO THAT FUND, WHICH ENTAILS A DIFFERENT LEVEL OF SERVICE, RESPONSIBILITIES AND AUTHORITIES.

LMFM does not serve as an investment adviser for hedge funds.

SHARE OWNERSHIP

As of June 30,2004, no person, including any group, was known to own of record or beneficially an interest in more than 5% of the Fund's outstanding voting securities. In addition, trustees and executive officers of the Fund owned an interest individually and in the aggregate of less than 1% of the Fund's shares.


                        INVESTMENT SUBADVISORY AGREEMENTS

INFORMATION CONCERNING THE LMFM SUBADVISORY AGREEMENT

The LMFM subadvisory agreement is substantially similar to the prior PEA subadvisory agreement, except for:
o A change in the effective date (the PEA subadvisory agreement was effective November 5, 2001 and the LMFM subadvisory agreement was effective on July 27, 2004)
o    A different fee schedule
o The PEA agreement contains a provision stating that PEA would not be responsible for compliance monitoring (the LMFM agreement does not have such a provision)
o The LMFM agreement contains a provision stating that LMFM will not selectively disclose portfolio holdings (the PEA agreement does not have such a provision)
o The LMFM agreement contains a provision regarding transactions with affiliates (the PEA agreement does not have such a provision)
o The LMFM agreement contains a provision regarding the use of the name "Legg Mason" (the PEA agreement does not have such a provision)
o The LMFM agreement contains a confidentiality provision (the PEA agreement does not have such a provision)

The duties that LMFM is required to perform under its subadvisory agreement with USAllianz Advisers are essentially the same as those provided by PEA under its subadvisory agreement. Accordingly, the Fund receives substantially similar subadvisory services as it received under the PEA subadvisory agreement.

The LMFM subadvisory agreement provides that, subject to the overall supervision of USAllianz Advisers and the Board, LMFM is granted full responsibility for the management of the assets of the Fund, in accordance with the Fund's investment objectives, policies and limitations, as stated in its prospectus and statement of additional information. LMFM agrees to provide reports to USAllianz Advisers and to the Board regarding management of the assets of the Fund in a manner and frequency mutually agreed upon.

The LMFM subadvisory agreement states that LMFM will comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board.

Pursuant to the LMFM subadvisory agreement, LMFM agrees to seek best execution in executing portfolio transactions. In assessing the best execution available for any transaction, LMFM will consider all of the factors that it deems relevant, especially the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, and the reasonableness of the commission, if any. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, LMFM may also consider the brokerage and research services provided to the Fund and/or other accounts over which LMFM exercises investment discretion. LMFM is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction if, but only if, LMFM determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

Provided the investment objectives of the Fund and applicable law are adhered to, the LMFM subadvisory agreement permits LMFM to aggregate sale and purchase orders of securities and other investments held in the Fund with similar orders being made simultaneously for other accounts managed by LMFM or with accounts of LMFM's affiliates, if in LMFM's reasonable judgment such aggregation would result in an overall economic benefit to the Fund. In addition, LMFM's services under the subadvisory agreement are not exclusive, and LMFM is permitted to provide the same or similar services to other clients.

In the LMFM agreement, LMFM agrees not to disclose the Trust's portfolio holdings to anyone other than USAllianz Advisers, the Trust or the Administrator of the Fund.

In connection with securities transactions, LMFM (or any affiliated person of LMFM) and any other portfolio manager that is advising an affiliate of the Fund entering into the transaction are prohibited from consulting with each other concerning transactions for the Fund in securities or other assets. The prohibition does not apply to communications in connection with USAllianz Advisers' (i) responsibility for evaluating and monitoring the portfolio manager(s); (ii) determination of the allocation of assets among the portfolio managers; and (iii) investment discretion with respect to the investment of Fund assets not otherwise assigned to a portfolio manager.

The LMFM subadvisory agreement provides that LMFM is not liable to USAllianz Advisers, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of LMFM or its officers, directors or employees, or reckless disregard by LMFM of its duties under the subadvisory agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Duration and Termination provision of the LMFM subadvisory agreement is identical to that of the PEA subadvisory agreement. Both agreements provide for an initial term of two years from the effective date of the agreement. The agreements are then automatically renewed for successive annual terms, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The LMFM subadvisory agreement may be terminated at any time without the payment of any penalty, by USAllianz Advisers, or by the Trust upon the vote of a majority of the trustees or by a vote of the majority of the Fund's outstanding voting securities, each upon 60 days written notice to LMFM, or by LMFM at any time without penalty, upon 60 days written notice to the Trust or USAllianz Advisers. The LMFM subadvisory agreement automatically terminates in the event of its assignment to another party. This termination provision is the same as the termination provision of the PEA subadvisory agreement.

The name "Legg Mason" may be used by USAllianz Advisers or the Trust in connection with the Fund.

LMFM and USAllianz Advisers agree to treat all information furnished to them in connection with their duties under the LMFM subadvisory agreement as confidential.

The LMFM subadvisory agreement provides that for the services rendered, the facilities furnished and the expense assumed by LMFM, USAllianz Advisers (out of its fees received from the Fund, in accordance with the terms of the investment management agreement between USAllianz Advisers and the Trust), will pay LMFM a monthly fee as shown in the following table. Such subadvisory fee is accrued daily and paid to LMFM monthly.


---------------------------- ------------------------------------------------
                                 PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------------- ------------------------------------------------
---------------------------- ------------------------------------------------
USAZ Legg Mason Value Fund   0.70% first $50 Million
                             0.45% next $50 Million
                             0.40% next $50 Million
                             0.35% next $50 Million
                             0.30% over $200 Million
---------------------------- ------------------------------------------------

The PEA subadvisory agreement provided that USAllianz Advisers would pay PEA a monthly fee as shown in the following table.

-------------------------- -----------------------------------------------------
                                  PERCENTAGE OF AVERAGE DAILY NET ASSETS
-------------------------- -----------------------------------------------------
-------------------------- -----------------------------------------------------
USAZ PIMCO PEA Growth and  0.50% first $250 Million
Income Fund                0.45% next $250 Million
                           0.40% next $250 Million
                           0.35% over $750 Million
-------------------------- -----------------------------------------------------

The LMFM subadvisory agreement contains no provisions prescribing limits on the operating expenses of the Trust or Fund.

SUBADVISORY FEES

For the period from November 5, 2001 through July 26, 2004, PEA received $2,829,414 for subadvisory services to the Fund.

If the LMFM subadvisory agreement had been in effect during the period from November 5, 2001 through July 26, 2004, LMFM would have received $3,961,179 for subadvisory services for the Fund. This amount would have been 140% of the amount received by PEA for the same period.


BOARD CONSIDERATION OF THE LMFM SUBADVISORY AGREEMENT

At an in-person meeting of the Board held on June 29, 2004, the trustees unanimously approved a subadvisory agreement between USAllianz Advisers and LMFM to appoint LMFM as subadviser of the Fund. At the meeting the trustees reviewed materials furnished by USAllianz Advisers, LMFM and other potential subadvisers.

In reaching its determination, the Board considered the recommendation of USAllianz Advisers that the Board select LMFM as subadviser to the Fund. The Trust operates pursuant to a "manager of managers" exemptive order from the Securities and Exchange Commission, and USAllianz Advisers, as manager of all of the series of the Trust, is charged with researching and recommending subadvisers for the Trust. In considering the recommendation of USAllianz Advisers, the Board was aware that USAllianz Advisers is affiliated with PEA, but not affiliated with LMFM.

USAllianz Advisers explained to the Board that the primary reason for recommending a change in subadvisers was the change in the PEA portfolio manager by PEA.

An outside consultant had been hired to perform comparative analyses of several factors for all of the potential subadvisers considered. Among other factors considered were performance versus peer group for 1, 3, 5 and 10 year periods as well as rolling averages for one-year periods. Statistics reviewed include: R2, alpha, beta, standard deviation, up market capture, down market capture, portfolio concentration and portfolio turnover. USAllianz Advisers presented the results of these analyses to the Board.

USAllianz Advisers noted that LMFM performed very well as measured by the analyses and also specifically discussed LMFM's superior long-term, risk-adjusted returns in its Legg Mason Value Trust. If the Board were to approve the change to LMFM, the investment team that would manage the fund would be led by Bill Miller, who has managed the Legg Mason Value Trust for many years. Ms. Mary Chris Gay is the portfolio manager for the day-to-day management of the Fund. Ms. Gay has managed or co-managed other equity funds advised by the subadviser since 1998 and has also served on the subadviser's investment team since 1989. Mr. Miller is the creator of LMFM's investment process and manager of the model portfolio used by Ms. Gay.

USAllianz Advisers reported that the Legg Mason Value Trust has outperformed the S&P 500 Index for the last 13 calendar years. USAllianz Advisers noted that the Legg Mason Value Trust is a retail fund and the Fund is only available through variable products. Nevertheless, USAllianz Advisers considers the performance of the Legg Mason Value Trust to be a valuable factor to consider in making a decision as to hiring a subadviser for the Fund, especially since the Fund would be managed by the same portfolio manager as the Legg Mason Value Trust.

USAllianz Advisers led a discussion with the Board of other topics included in the written materials that the Board had received including information on absolute and comparable returns of the Fund and other funds, including the Legg Mason Value Trust. It was noted that, for the year ended March 31, 2000, the Legg Mason Value Trust ranked in the 97th percentile. USAllianz Advisers noted that LMFM uses a concentrated investment style which can lead to substantial underperformance in a given time period, however the longer-term track record of the Legg Mason Value Trust is excellent.

In addition, USAllianz Advisers explained to the Board that they were looking for a subadviser that uses the approach to investing that LMFM uses.

USAllianz Advisers also explained the subadvisory fee rate payable to LMFM, and contrasted this rate to the rate paid to PEA for managing the Fund. It was noted that subadvisory fees would be higher than those currently paid to PEA.

The Board was aware that, because the subadviser is paid out of the management fee paid to USAllianz Advisers, a change of subadvisers, in and of itself, would not result in any change in the advisory fees paid by shareholders of the Fund.

The Board, including a majority of the non-interested trustees, with the assistance of independent counsel to the independent trustees, considered whether to approve the LMFM subadvisory agreement to add LMFM as subadviser of the Fund.

In reviewing the various matters listed above, the Board noted that the fees to be paid to LMFM were reasonable, even though higher than those paid to PEA. Information comparing the expenses under the LMFM subadvisory agreement and the PEA subadvisory agreement is set forth on page 8 of this Information Statement. In reviewing the other various matters listed above, the Board concluded that LMFM was a recognized firm capable of competently managing the Fund; that the services LMFM could provide were at a level at least equal to the services that could be provided by PEA; that LMFM was staffed with a number of qualified personnel and had significant research capabilities; and that LMFM had demonstrated considerable investment acumen in the management of a number of its funds.

The Board also reviewed LMFM's market timing policies and noted that LMFM to date had not been implicated in improper market timing or late trading activities.

The trustees determined that the proposed new subadvisory arrangement between LMFM and USAllianz Advisers was reasonable and in the best interests of the Fund and they approved LMFM as the Fund's new subadviser effective July 27, 2004.

BROKERAGE TRANSACTIONS

LMFM is primarily responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, to affiliates of LMFM.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, LMFM is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that LMFM seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While LMFM generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, LMFM is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, the brokerage and research services provided to the Fund and/or other accounts over which LMFM or an affiliate of LMFM exercises investment discretion.

On occasion, when LMFM determines that the purchase or sale of a security is in the best interest of the Fund as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory account for which LMFM or an affiliate acts as investment adviser), LMFM, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by LMFM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

For the year ended December 31, 2003, the Fund paid aggregate brokerage fees of $29,572.

AFFILIATED BROKERAGE COMMISSIONS

Subject to the above considerations, LMFM may use a broker that is an affiliated person of the Trust, USAllianz Advisers, or a broker that is an affiliated person of LMFM, to effect transactions on a securities exchange for the Fund ("Affiliated Broker"). In order for an Affiliated Broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits Affiliated Brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for LMFM which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an Affiliated Broker are consistent with the foregoing standard. Brokerage transactions with Affiliated Brokers also are subject to such fiduciary standards as applicable law imposes on LMFM and/or its Affiliated Brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to ensure compliance with the requirements of Section 11(a) in order that LMFM may use an Affiliated Broker in these circumstances.

For the year ended December 31, 2003, the Fund paid $1,635 to its Affiliated Brokers, within the meaning under the 1940 Act, which represented 5.53% of the aggregate commissions that the Fund paid for the same period. The following table identifies each Affiliated Broker, the basis of the broker's affiliation, and the amount of commissions paid to that broker during the year 2003.


---------------------------- ------------------------------ ---------------------- --------------------------
                                                             AGGREGATE AMOUNT OF     % OF FUND'S AGGREGATE
                                                              FUND'S AFFILIATED        DOLLAR AMOUNT OF
                                                                  BROKERAGE          COMMISSIONS EFFECTED
                                                            COMMISSIONS FOR YEAR      THROUGH AFFILIATED
          BROKER                 BASIS OF AFFILIATION         ENDED 12/31/2003       BROKERS FOR THE YEAR
                                                                                       ENDED 12/31/2003
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Morgan Stanley               Affiliate of another
                             subadviser                                   $925.00                      3.13%
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
JP Morgan Chase              Affiliate of another
                             subadviser                                   $550.00                      1.86%
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Prudential Securities        Affiliate of another
                             subadviser                                   $160.00                       .54%
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
                                                            TOTAL       $1,635     TOTAL              5.53%
---------------------------- ------------------------------ ---------------------- --------------------------


                                REPORTS AVAILABLE

Copies of the Trust's annual report will be furnished without charge upon request. Such request should be directed to USAllianz VIP Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or if by phone at (877) 833-7113.

To reduce expenses, only one copy of the Trust's annual report or information statement, as applicable, may be mailed to households, even if more than one person in a household is a contract owner. To request additional copies of the annual report or information statement, or, if you have received multiple copies but prefer to receive only one copy per household, please call the USAllianz VIP Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the USAllianz VIP Trust at the above address or phone number.

                             ADDITIONAL INFORMATION

The Trust is not required to hold annual meetings of shareholders, and, therefore, the anticipated date of a meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust at least 120 days prior to the date voting instructions or proxy materials are mailed to shareholders.